E*TRADE Bond Fund
                       SUPPLEMENT DATED OCTOBER 2, 2002 TO
                    THE SEMIANNUAL REPORT DATED JUNE 30, 2002

The semiannual report is hereby amended to the Management Discussion and Analysis starting on page 1 of the report by adding the following footnote at the end of the section, before the Schedule of Investments:

Credit ratings pertain to the underlying securities in the Fund, and do not remove market risk.

The Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index comprised of intermediate U.S. investment-grade fixed rate bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. ETAM actively manages the maturity of the Fund's portfolio securities, the allocation of securities across market sectors and the selection of specific securities within market sectors.